Exhibit 10.23.6

                    FORTIETH AGREEMENT AMENDING
                 NEW ENGLAND POWER POOL AGREEMENT


     THIS FORTIETH AGREEMENT AMENDING NEW ENGLAND POWER POOL AGREEMENT, dated as of December 15, 1998 ("Fortieth Agreement"), is entered into by the signatory Participants to amend the New England Power Pool Agreement (the "NEPOOL Agreement"), as amended.

     WHEREAS, the NEPOOL Agreement as in effect on December 1, 1996 was amended and restated by the Thirty-Third Agreement Amending New England Power Pool Agreement dated as of December 1, 1996 (the "Thirty-Third Agreement") in the form of the Restated New England Power Pool Agreement ("Restated NEPOOL Agreement") attached to the Thirty-Third Agreement as Exhibit A thereto, and the Thirty-Third Agreement also provided for the NEPOOL Open Access Transmission Tariff ("Tariff") which is Attachment B to the Restated NEPOOL Agreement; and

     WHEREAS, the Restated NEPOOL Agreement and the Tariff have subsequently been amended by five supplements dated, respectively, as of February 7, June 1, September 1, November 1 and December 31, 1997 and by six additional amendatory agreements dated, respectively, as of September 1, 1997, November 15, 1997, July 20, 1998, August 15, 1998, October 30,
1998, and November 13, 1998.

     WHEREAS, the signatories hereto desire to amend the Restated NEPOOL Agreement, including the Tariff, as heretofore amended, to reflect the revisions detailed below.

     NOW, THEREFORE, the signatory Participants agree as follows:


                              SECTION 1

               AMENDMENT TO RESTATED NEPOOL AGREEMENT

     1.1 AMENDMENT OF SECTION 6.3. The proviso which follows the definition of Y{1}, and the last sentence of the first paragraph of Section 6.3 of the Restated NEPOOL Agreement are amended to read as follows:

          6.3 . . . PROVIDED, HOWEVER, that a Participant and its Related Persons may not have aggregate Voting Shares exceeding 18% of the aggregate Voting Shares to which all Participants are entitled. If the aggregate Voting Shares of a Participant and its Related Persons would be in excess of 18% if it were not for this limitation, the remaining Voting Shares to which such Participant and its Related Persons would otherwise be entitled shall be allocated on a per capita basis to those Participants which have a current Voting Share of less than 18% and which receive a credit in the computation of their Voting Shares under at least one of the P, E, C, X, M or R components of the Voting Shares formula as specified above.

     1.2 AMENDMENT OF SECTION 6.4. Section 6.4 of the Restated NEPOOL Agreement is amended to read as follows:

          6.4 NUMBER OF VOTES NECESSARY FOR ACTION. Actions of the Management Committee shall be effected only upon an affirmative vote of members having at least 66% of the aggregate Voting Shares to which all members are entitled; PROVIDED, HOWEVER, that the negative votes of any six or more members representing Participants which are not Related Persons of each other and which have at least 20% of the aggregate Voting Shares to which all members are entitled shall defeat any proposed action. In determining whether the negative vote total specified above has been reached, the 18% limitation specified in Section 6.3 on the aggregate Voting Shares of any Participant and its Related Persons shall be applicable.

     1.3 AMENDMENT OF SECTION 6.10. Section 6.10 of the Restated NEPOOL Agreement is amended to read as follows:

          6.10 ADOPTION OF BUDGETS. At each annual meeting, the Management Committee shall adopt a NEPOOL budget for the ensuing calendar year. In adopting budgets the Management Committee shall give due consideration to the budgetary requests of each committee. The Management Committee may modify any NEPOOL budget from time to time after its adoption.

     1.4 AMENDMENT OF SECTION 7.2. The introductory portion of the first paragraph of Section 7.2 of the Restated NEPOOL Agreement is amended to read as follows:

          7.2 MEMBERSHIP. The Executive Committee shall be constituted as follows: the ISO shall have the right to appoint a non-voting member of the Committee; each Participant whose Voting Share equals or exceeds 1% of the aggregate Voting Shares of all Participants shall have the right to appoint a voting member of the Committee; the remaining Participants whose Voting Shares are less than 1% of the aggregate Voting Shares of all Participants shall be divided into the following five groups, with each having the right to appoint one voting member of the Committee:

     1.5 AMENDMENT OF SECTION 8.2. The introductory portion of the first paragraph of Section 8.2 of the Restated NEPOOL Agreement is amended to read as follows:

          8.2 MEMBERSHIP. The Market Reliability Planning Committee shall be constituted as follows: the ISO shall have the right to appoint a non-voting member of the Committee; each Participant whose Voting Share equals or exceeds 1% of the aggregate Voting Shares of all Participants shall have the right to appoint a voting member of the Committee; the remaining Participants whose Voting Shares are less than 1% of the aggregate Voting Shares of all Participants shall be divided into the following five groups, with each having the right to appoint one voting member of the Committee:

     1.6 AMENDMENT OF SECTION 9.2. Section 9.2 of the Restated NEPOOL Agreement is amended to read as follows:

          9.2 MEMBERSHIP. The Regional Transmission Planning Committee shall be constituted as follows:

               (a) the ISO shall have the right to appoint a non-voting member of the Committee;

               (b) Transmission Service Provider Members: each Participant which provides transmission service through NEPOOL under the Tariff as a Transmission Provider (a "Service Provider") and whose Voting Share equals or exceeds 1% of the aggregate Voting Shares of all Participants shall have the right to appoint a voting member of the Committee (a "Transmission Service Provider Member") and the remaining Service Providers aggregated together shall have the right to appoint one voting Transmission Service Provider Member.

               (c) Non-Transmission Service Provider Members: each Participant which is not a Service Provider and whose Voting Shares equals or exceeds 1% of the aggregate Voting Shares of all Participants shall have the right to appoint a voting member of the Committee (a "Non-Transmission Service Provider Member") and the remaining Participants which are not Service Providers whose Voting Shares are less than 1% of the aggregate Voting Shares of all Participants shall be divided into the following four groups, with each having the right to appoint one voting Non-Transmission Service Provider Member of the Committee:

                    (i) One group consisting of the remaining Participants which are municipally-owned and cooperatively-owned utilities;

                    (ii) One group consisting of the remaining Participants
                         which are not subject to traditional utility rate regulation and which are engaged in the NEPOOL Control Area principally in the business of owning or operating generation facilities and selling the output of such generation;

                    (iii)One group consisting of the remaining Participants
                         which are not subject to traditional utility rate regulation and which are engaged in the NEPOOL Control Area principally in a business other than the business of owning or operating generation or PTF facilities and selling the output of such generation; and

                    (iv) One group consisting of the remaining Participants
                         which are investor-owned utilities subject to traditional utility rate regulation or other Entities which do not qualify to be included in any of the other three groups.

               Notwithstanding the foregoing, any such Participant may elect to join a different group under (c) than the one to which it would be assigned under the foregoing provisions if this is acceptable to the members of the group it elects to join. In the event any Participant is a Related Person of another Participant which has the individual right to appoint a member of the Committee on the basis of its individual Voting Share the Participant shall be represented in the Committee by the member appointed by the Participant which is its Related Person and shall not be assigned to any of the four groups.

     1.7 Amendment of Section 9.4. Section 9.4 of the Restated NEPOOL Agreement is amended to read as follows:

          9.4 VOTING. Each Transmission Service Provider Member (as defined in Section 9.2) of the Regional Transmission Planning Committee shall have the number of votes determined by the following formula:

                    X =  50   in which:
                         --
                         Y

                    X is the number of votes to which the member is entitled, and

                    Y is the number of Transmission Service Provider Members at the time.

               Each Non-Transmission Service Provider Member (as defined in
               Section 9.2) shall have the number of votes determined by the following formula:

                    A =  50   in which:
                         --
                         B

                    A is the number of votes to which the member is entitled, and

                    B is the number of Non-Transmission Service Provider Members at the time.

               A member's vote may be cast in person by the member or the member's alternate or by another person pursuant to a written proxy dated not more than one year previous to the meeting and delivered to the Secretary of the Regional Transmission Planning Committee at or prior to the meeting at which the proxy vote is cast.

               The voting member appointed by a group may divide the member's votes on the basis specified in a notice given to the Secretary of the Committee at or prior to the meeting at which the vote is to be cast, to reflect the different positions of the members of the group.

               The adoption of actions by the Regional Transmission Planning Committee shall require affirmative votes by voting members having in the aggregate at least 60% of the number of votes which the members in attendance at a meeting at which a quorum is present are entitled to cast. Voting members having a majority of the votes to which all members are entitled at any time shall constitute a quorum.

               When the number of votes on any action is greater than or equal to 50% but less than 60% of the total votes, then the non-voting member of the Committee that is appointed by the ISO shall have the right to cast a vote and a positive vote by the ISO shall cause an action to pass.

     1.8 AMENDMENT OF SECTION 10.2. The introductory portion of the first paragraph of Section 10.2 of the Restated NEPOOL Agreement is amended to read as follows:

          10.2 MEMBERSHIP. The Regional Market Operations Committee shall be constituted as follows: the ISO shall have the right to appoint a non-voting member of the Committee; each Participant whose Voting Share equals or exceeds 1% of the aggregate Voting Shares of all Participants shall have the right to appoint a voting member of the Committee; the remaining Participants whose Voting Shares are less than 1% of the aggregate Voting Shares of all Participants shall be divided into the following five groups, with each having the right to appoint one voting member of the Regional Market Operations Committee:

     1.9 AMENDMENT OF SECTION 11.2. Section 11.2 of the Restated NEPOOL Agreement is amended to read as follows:

          11.2 MEMBERSHIP. The Regional Transmission Operations Committee shall be constituted as follows:

               (a) the ISO shall have the right to appoint a non-voting member of the Committee;

               (b) Transmission Service Provider Members: each Participant which is a Service Provider (as defined in Section 9.2) and whose Voting Share equals or exceeds 1% of the aggregate Voting Shares of all Participants shall have the right to appoint a voting member of the Committee (a "Transmission Service Provider Member") and the remaining Service Providers aggregated together shall have the right to appoint one voting Transmission Service Provider Member.

               (c) Non-Transmission Service Provider Members: each Participant which is not a Service Provider and whose Voting Shares equals or exceeds 1% of the aggregate Voting Shares of all Participants shall have the right to appoint a voting member of the Committee (a "Non-Transmission Service Provider Member") and the remaining Participants which are not Service Providers which own PTF whose Voting Shares are less than 1% of the aggregate Voting Shares of all Participants shall be divided into the following four groups, with each having the right to appoint one voting Non-Transmission Service Provider Member of the Committee:

                    (i) One group consisting of the remaining Participants which are municipally-owned and cooperatively-owned utilities;

                    (ii) One group consisting of the remaining Participants
                         which are not subject to traditional utility rate regulation and which are engaged in the NEPOOL Control Area principally in the business of owning or operating generation facilities and selling the output of such generation;

                    (iii)One group consisting of the remaining Participants
                         which are not subject to traditional utility rate regulation and which are engaged in the NEPOOL Control Area principally in a business other than the business of owning or operating generation or PTF facilities and selling the output of such generation; and

                    (iv) One group consisting of the remaining Participants
                         which are investor-owned utilities subject to traditional utility rate regulation or other Entities which do not qualify to be included in any of the other three groups.

               Notwithstanding the foregoing, any such Participant may elect to join a different group under (c) than the one to which it would be assigned under the foregoing provisions if this is acceptable to the members of the group it elects to join. In the event any Participant is a Related Person of another Participant which has the individual right to appoint a member of the Committee on the basis of its individual Voting Share the Participant shall be represented in the Committee by the member appointed by the Participant which is its Related Person and shall not be assigned to any of the four groups.

     1.10 AMENDMENT OF SECTION 11.4. Section 11.4 of the Restated NEPOOL Agreement is amended to read as follows:

          11.4 VOTING. Each Transmission Service Provider Member (as defined in Section 11.2) of the Regional Transmission Operations Committee shall have the number of votes determined by the following formula:

                    X =  50   in which:
                         --
                         Y

                    X is the number of votes to which the member is entitled, and

                    Y is the number of Transmission Service Provider Members at the time.

               Each Non-Transmission Service Provider Member (as defined in
               Section 11.2) shall have the number of votes determined by the following formula:

                    A =  50   in which:
                         --
                         B

                    A is the number of votes to which the member is entitled, and

                    B is the number of Non-Transmission Service Provider Members at the time.

               A member's vote may be cast in person by the member or the member's alternate or by another person pursuant to a written proxy dated not more than one year previous to the meeting and delivered to the Secretary of the Regional Transmission Operations Committee at or prior to the meeting at which the proxy vote is cast.

               The voting member appointed by a group may divide the member's votes on the basis specified in a notice given to the Secretary of the Committee at or prior to the meeting at which the vote is to be cast, to reflect the different positions of the members of the group.

               The adoption of actions by the Regional Transmission Operations Committee shall require affirmative votes by voting members having in the aggregate at least 60% of the number of votes which the members in attendance at a meeting at which a quorum is present are entitled to cast. Voting members having a majority of the votes to which all members are entitled at any time shall constitute a quorum.

               When the number of votes on any action is greater than or equal to 50% but less than 60% of the total votes, then the non-voting member of the Committee that is appointed by the ISO shall have the right to cast a vote and a positive vote by the ISO shall cause an action to pass.

     1.11 AMENDMENT OF SECTION 16.7. Section 16.7 of the Restated NEPOOL Agreement is amended to read as follows:

          16.7 CHANGES TO TARIFF. The Tariff constitutes part of the Agreement and shall be subject to change either in accordance with Section 21.11 or by an affirmative vote of members of the Management Committee having at least 70% of the aggregate Voting Shares to which all members are entitled; PROVIDED, HOWEVER, that the negative votes of any six or more members representing Participants which are not Related Persons of each other and which have at least 20% of the aggregate Voting Shares to which all members are entitled shall defeat any proposed change. In determining whether the negative vote total specified above has been reached, the 18% limitation specified in Section 6.3 on the aggregate Voting Shares of any Participant and its Related Persons shall be applicable. Nothing in this Agreement shall be deemed to affect in any way the ability of any Participant or Non-Participant to apply to the Commission under Section 205 or 206 of the Federal Power Act for a change in any rate, charge, term, condition or classification of service under the Tariff.

     1.12 AMENDMENT OF SECTION 19.2. Paragraph 1 of Section 19.2 of the Restated NEPOOL Agreement is amended to read as follows:

          19.2 NEPOOL EXPENSES. Commencing on January 1, 1999, or such other date as the Commission may determine, most expenses of the System Operator are to be recovered by it directly from Participants and Non-Participants under the ISO's Tariff for Transmission Dispatch and Power Administration (the "ISO Tariff") and shall cease to be NEPOOL expenses. At such time, whether or not the Second Effective Date has occurred, the payment of a portion of NEPEX expenses from the Savings Fund in accordance with the Prior NEPOOL Agreement shall terminate.

               Further, commencing as of such time, the balance of NEPOOL expenses remaining to be paid after the application of (i) the annual fee to be paid pursuant to Section 19.1, and (ii) any fees or other charges for services or other revenues received by NEPOOL, or collected on its behalf by the System Operator, shall, except as otherwise provided in Sections
               19.3 and 19.4, be allocated among and paid monthly by the Participants in accordance with their respective Voting Shares.

     1.13 NEW SECTION 19.3. Section 19 of the Restated NEPOOL Agreement is amended by adding a new Section 19.3 as follows:

          19.3 REALLOCATION OF CERTAIN ISO CHARGES.   Schedule 3 of the ISO
               Tariff (as defined in Section 19.2) provides for the allocation of a portion of the ISO's expenses (the "Schedule 3 Expenses") to Participants in accordance with their Voting Shares, as determined under the formula in Section 6.3, as in effect prior to December 31, 1998. However, effective commencing with the month for which the revised Voting Shares formula provided for in Section 1.1 of the Fortieth Agreement first becomes effective, the Schedule 3 Expenses for the remaining months of 1999 shall be reallocated in the monthly billings to Participants which combine charges for ISO and NEPOOL expenses as follows. Schedule 3 Expenses shall be allocated among Participants based on the Voting Share formula in Section 6.3 of this Agreement as in effect prior to December 31, 1998, but with a maximum allocation of 22% of Schedule 3 Expenses to any one Participant and its Related Persons. If the aggregate Schedule 3 Expenses of a Participant and its Related Persons would be in excess of 22% if it were not for this limitation, the remaining
               Schedule 3 Expenses for which such Participant and its Related Persons would otherwise be liable shall be allocated each month on a per capita basis to those Participants which receive a credit in the computation of their Voting Shares for the month under at least one of the P, E, C, X, M or R components of the Voting Share formula specified in Section
               6.3.  It is expected that commencing in 2000 all of the
               Schedule 3 Expenses may be recovered by the ISO under the ISO Tariff on a transaction basis.

     1.14 NEW SECTION 19.4. Section 19 of the Restated NEPOOL Agreement is amended by adding a new Section 19.4 as follows:

          19.4 RESTRUCTURING COSTS. The expense of restructuring NEPOOL ("Restructuring Expense"), including but not limited to (i) software development, hardware and system software costs for implementation of the Tariff and the new market system, (ii) the costs of the formation of the Independent System Operator and related separation costs, and (iii) legal and consultant costs related to the amendment of the NEPOOL Agreement (including the Tariff) and the proceeding with respect thereto at the Federal Energy Regulatory Commission, has been funded during the restructuring period by those Entities which have been the Participants during such period. Commencing as the Second Effective Date, the Restructuring Expense shall be amortized in equal monthly amounts and repaid over the next 60 months with interest thereon at the rate of 8% per annum from the date of payment. Each month during the first twelve months of such period each Participant shall pay its percentage "X", as determined below, of 1/60th of the Restructuring Expense, plus accumulated interest, and each Participant or other Entity which previously paid an unreimbursed portion of the aggregate Restructuring Expense shall be entitled to receive each month its percentage "Y", as determined below, of the aggregate amount to be paid for the month, including accumulated interest. "X" and "Y" shall be determined in accordance with the following formulas:


               X =   A
                    ---  in which
                     A{1}


               X is the percentage to be paid pursuant to this Section for a month by a Participant of the aggregate amount payable by all Participants for the month.

               A is the amount payable by the Participant for the month under Schedule 2 of the ISO Tariff (as defined in Section 19.2).

               A{1} is the aggregate amount payable by all Participants
                    for the month under Schedule 2 of the ISO Tariff.

                     B
                    ---
                     B{1}

               Y =  in which


               Y is the percentage to be received for a month by a Participant or other Entity of the aggregate amount to be received pursuant to this Section by all Participants or other Entities for the month.

               B is the amount of Restructuring Expense paid by the Participant or other Entity with respect to the restructuring period which has not previously been reimbursed.

               B{1} is the aggregate amount of Restructuring Expense paid by all Participants and other Entities with respect to the restructuring period which has not previously been reimbursed.

               The Participants agree to amend the Agreement within twelve months after the Second Effective Date to specify how the balance of the Restructuring Expense is to be paid.

     1.15 AMENDMENT OF SECTION 20(B). Section 20(b) of the Restated NEPOOL Agreement is amended to read as follows:

          20(b)The fees and charges of the ISO (other than those recovered under the ISO Tariff, as defined in Section 19.2, and fees and charges for services which are separately billed), and any indemnification payable under the ISO Agreement, shall be shared by the Participants in accordance with Section 19.

     1.16 AMENDMENT OF SECTION 21.11. The first Paragraph of Section 21.11 of the Restated NEPOOL Agreement is amended to read as follows:

          21.11AMENDMENT. This Agreement, including the Tariff, and any attachment or exhibit hereto may be amended from time to time by an instrument signed by Participants having aggregate Voting Shares equal to at least 70% of the Voting Shares of all Participants; provided that an amendment shall not become effective if six or more Participants which are not Related Persons of each other and which have aggregate Voting Shares at least equal to 20% of the Voting Shares of all Participants give notice to the Secretary of the Management Committee that they object to the amendment within thirty days after the giving of notice to them of the prospective effectiveness of the amendment. In determining whether the 20% requirement has been met, the 18% limitation specified in Section 6.3 on the aggregate Voting Shares of any Participant and its Related Persons shall be applicable.


                                  SECTION 2

                     AMENDMENT TO RESTATED NEPOOL TARIFF

     2.1 AMENDMENT OF SCHEDULE 1. Schedule 1 of the Restated NEPOOL Tariff is amended to read as shown in Attachment A to this Fortieth Agreement.



                                  SECTION 3

                               MISCELLANEOUS

     3.1 Following execution by the requisite number of Participants in accordance with the Restated NEPOOL Agreement, this Fortieth Agreement shall become effective January 1, 1999, or on such other date or dates as the Commission shall provide that the amendments provided for in this Agreement shall become effective, or as may be required in order to effect compliance with the requirements of Section 21.11 of the Restated NEPOOL Agreement; provided that the amendment provided by Section 1.14 shall become effective as of the Second Effective Date or such other date or dates as the Commission shall provide; and provided further that the Amendment provided by Section 2.1 shall become effective as of the date that the ISO Tariff (as defined in Section 1.12 of this Fortieth Agreement) becomes effective or such other date or dates as the Commission shall provide; and provided further that such amendments shall not become effective if Participants having the requisite number of Voting Shares give notice in accordance with Section 21.11 of the Restated NEPOOL Agreement that they object to the amendments.

     3.2 Terms used in this Fortieth Agreement that are not defined herein shall have the meanings ascribed to them in the Restated NEPOOL Agreement.

     3.3 This Fortieth Agreement may be executed in any number of counterparts and each executed counterpart shall have the same force and effect as an original instrument and as if all the parties to all the counterparts had signed the same instrument. Any signature page of this Fortieth Agreement may be detached from any counterpart of this Fortieth Agreement without impairing the legal effect of any signatures thereof, and may be attached to another counterpart of this Fortieth Agreement identical in form thereto but having attached to it one or more signature pages.

     IN WITNESS WHEREOF, each of the signatories has caused a counterpart signature page for this Fortieth Agreement to be executed by its duly authorized representative as of December 15, 1998.

                    COUNTERPART SIGNATURE PAGE
                      TO FORTIETH AGREEMENT
                    AMENDING NEW ENGLAND POWER
                          POOL AGREEMENT



     IN WITNESS WHEREOF, the undersigned has caused this counterpart signature page to the Fortieth Agreement Amending New England Power Pool Agreement, dated as of December 15, 1998, to be executed by its duly authorized representative as of December 15, 1998.



                              Boston Edison
                              -----------------------------------------
                              (Participant)



                              /s/ By:__________________________________
                                     Name: Douglas S. Horan
                                     Title: Senior Vice President and
                                            General Counsel





                              Granite State Electric Company
                              -----------------------------------------
                              (Participant)



                              /s/ By:__________________________________
                                     Name: Christopher E. Root
                                     Title: Sr. V.P. of Operations





                              Massachusetts Electric Company
                              -----------------------------------------
                              (Participant)



                              /s/ By:__________________________________
                                     Name: Christopher E. Root
                                     Title: Sr. V.P. of Operations




                              The Narragansett Electric Company
                              -----------------------------------------
                              (Participant)



                              /s/ By:__________________________________
                                     Name: Christopher E. Root
                                     Title: Sr. V.P. of Operations




                              Unitil Resources, Inc.
                              -----------------------------------------
                              (Participant)



                              /s/ By:__________________________________
                                     Name: James G. Daly
                                     Title: President




                              VERMONT ELECTRIC POWER COMPANY, INC.
                              -----------------------------------------
                              (Participant)



                              /s/ By:__________________________________
                                     Name: RICHARD M. CHAPMAN
                                     Title: PRESIDENT AND CEO




                              Fitchburg Gas and Electric Light Company
                              -----------------------------------------
                              (Participant)



                              /s/ By:__________________________________
                                     Name: David K. Foote
                                     Title: Senior Vice President





                              New England Power Company
                              -----------------------------------------
                              (Participant)



                              /s/ By:__________________________________
                                     Name: Masheed H. Rosenquist
                                     Title: Vice President





                              Central Maine Power Company
                              -----------------------------------------
                              (Participant)



                              /s/ By:__________________________________
                                     Name: Frederick Woodruff
                                     Title: Vice President-Maine Power
                                            Acting as Agent for Central
                                            Maine Power Co.




                              COMMONWEALTH ENERGY SYSTEM COMPANIES
                              --------------------------------------------
                               Cambridge Electric Light Company
                               Canal Electric Company
                               Commonwealth Electric Company
                               -------------------------------------------
                               (Participants)



                              /s/ By:_____________________________________
                                     Name: James J. Keane
                                     Title: Vice President - Energy Supply
                                            & Engineering Services





                              EASTERN UTILITIES ASSOCIATES COMPANIES
                              --------------------------------------------
                               Blackstone Valley Electric Company
                               Eastern Edison Company
                               Montaup Electric Company
                               Newport Electric Company
                               -------------------------------------------
                               (Participants)



                              /s/ By:_____________________________________
                                      Name: Kevin A. Kirby
                                     Title: Vice President




                              NORTHEAST UTILITIES SYSTEM COMPANIES
                              --------------------------------------------
                               The Connecticut Light and Power Company
                               Holyoke Power and Electric Company
                               Holyoke Water Power Company
                               Public Service Company of New Hampshire
                               Western Massachusetts Electric Company

                               -------------------------------------------
                               (Participants)



                              /s/ By:_____________________________________
                                      Name:
                                      Title:



                              Sithe New England Holdings LLC
                              --------------------------------------------
                              (Participant)



                              /s/ By:_____________________________________
                                      Name: Timothy R. Bush
                                      Title: Vice President




                              SOUTHERN COMPANY ENERGY MARKETING L.P.
                              --------------------------------------------
                              (Participant)



                              /s/ By:_____________________________________
                                      Name: John W. Ragan
                                      Title: Vice President - Asset
                                             Management



                              The United Illuminating Company
                              --------------------------------------------
                              (Participant)



                              /s/ By:_____________________________________
                                      Name: Stephen Goldschmidt
                                      Title: Vice President




                              UNITIL CORPORATION PARTICIPANT COMPANIES
                              --------------------------------------------
                              Concord Electric Company
                              Exeter & Hampton Electric Company
                              Until Power Corporation
                              --------------------------------------------
                              (Participants)



                              /s/ By:_____________________________________
                                      Name: David K. Foote
                                      Title: Senior Vice President
                                             Unitil Power Corp.

                                                          ATTACHMENT A

NEPOOL                        Restated Open Access Transmission Tariff
                              Original Sheet No. _____


                                 SCHEDULE 1


              Scheduling, System Control and Dispatch Service




     Scheduling, System Control and Dispatch Service is the service required to schedule at the pool level the movement of power through, out of, within, or into the NEPOOL Control Area.  Local level service is provided under the Local Network Service tariffs of the Participants which are the individual Transmission Providers.  For transmission service under this Tariff, this Ancillary Service can be provided only by the System

Operator and the Transmission Customer must purchase this service from the

System Operator.  Charges for Scheduling, System Control and Dispatch

Service are to be based on the expenses incurred by the System Operator,

and by the individual Transmission Providers in the operation of satellite dispatch centers or otherwise, to provide these services.  Effective as of

January 1, 1999, or such other date as the Commission may determine, the expenses incurred by the System Operator in providing these services are to be recovered under its Tariff for Transmission Dispatch and Power

Administration Services, which has been filed in Docket No. ER98-3554-000.

A surcharge for the expenses incurred by Participants in the provision of these services will be added to the Internal Point-to-Point Service rate,

to the Through or Out Service rate and to the Regional Network Service rate.



     The expenses incurred in providing Scheduling, System Control and

Dispatch Service for each Participant will be determined by an annual calculation based on the previous calendar year's data as shown, in the case of Transmission Providers which are subject to the Commission's jurisdiction, in the Participants' FERC Form 1 report for that year, and shall be based on actual data in lieu of allocated data if specifically identified in the Form 1 report.



     This amended Schedule 1 shall be effective as of January 1, 1999, or such other date as the Commission may determine.  The surcharge shall be redetermined annually as of June 1 in each year and shall be in effect for the succeeding twelve months.  The rate surcharge per kilowatt for each month is one-twelfth of the amount derived by dividing the total annual

Participant expenses for providing the service by the sum of the average of the coincident Monthly Peaks (as defined in Section 46.1) of all Local

Networks for the prior calendar year.



     Each Participant or Non-Participant which is obligated to pay the rate for Regional Network Service for a month shall pay the surcharge on the basis of the number of kilowatts of its Monthly Network Load (as defined in

Section 46.1) for the month.  Each Participant or Non-Participant which is obligated to pay the rate for Internal Point-to-Point Service or Through or

Out Service for the applicable period shall pay the surcharge on the basis of the highest amount of its Reserved Capacity for each transaction scheduled as Internal Point-to-Point Service and/or Through or Out Service

for such period.



     The revenues received under this Schedule 1 to cover the expenses incurred by Participants for providing Scheduling, System Control and

Dispatch Service shall be allocated each month among the Participants whose satellite or other costs are reflected in the computation of the surcharge for the service in proportion to the costs for each which are reflected in the computation of the surcharge.